UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 6, 2026
L3HARRIS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1025 West NASA Boulevard
Melbourne,	Florida	32919
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (321) 727-9100

No change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	LHX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Leader of Space & Mission Systems and Communications & Spectrum Dominance Segments

On March 12, 2026, L3Harris Technologies, Inc. (“L3Harris” or the “Company”) announced that Mr. Sam Mehta has been appointed President, Space & Mission Systems and Communications & Spectrum Dominance, effective March 16, 2026 (the “Effective Date”). The company expects to continue reporting financial results for each of its three segments separately, consistent with its previously announced structure.

Mr. Mehta, 53, has served as President of L3Harris’ Space & Mission Systems segment since January 3, 2026, and served as President of L3Harris’ Communication Systems segment beginning in 2023. Before joining L3Harris, Mr. Mehta served as President, Advanced Structures, with Collins Aerospace, an RTX subsidiary from 2018 to 2022. Prior to RTX, Mr. Mehta spent over 17 years with Sikorsky Aircraft, most recently serving as President, Defense Systems and Services.

On March 9, 2026, in connection with this appointment, L3Harris’ Compensation Committee approved the following changes in Mr. Mehta’s compensation in recognition of his significantly expanded scope of responsibilities: an annual base salary of $990,000, and an increase in annual equity compensation, in the form of a one-time grant of restricted stock units valued at $1,000,000, with terms and conditions consistent with his existing annual-cycle grants.

Other than the foregoing, there were no changes to Mr. Mehta’s compensation arrangements, and his appointment was not pursuant to any arrangement or understanding with respect to any other person. In addition, there are no family relationships between Mr. Mehta and any director or other executive officer of L3Harris and there are no related persons transactions between L3Harris and Mr. Mehta reportable under Item 404(a) of Regulation S-K.

On March 6, 2026, Jonathan Rambeau, currently President of the Communications & Spectrum Dominance segment, notified the Company of his departure to pursue external opportunities, effective March 15, 2026.

Item 7.01 Regulation FD Disclosure.

On March 12, 2026, L3Harris issued a press release announcing Mr. Mehta’s appointment as President, Space & Mission Systems and Communications & Spectrum Dominance. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference

Item 9.01 Financial Statements and Exhibits.

     (d) Exhibits.

      The following exhibits are provided herewith:

Exhibit Number	Description
99.1	Press Release issued by L3Harris Technologies, Inc. on March 12, 2026, (furnished pursuant to Item 7.01)
104	Cover Page Interactive Data File formatted in Inline XBRL

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L3HARRIS TECHNOLOGIES, INC.
	By:	/s/ Christoph Feddersen
		Name:	Christoph Feddersen
Date: March 12, 2026		Title:	Senior Vice President, General Counsel and Secretary

2